United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2015

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

751 North Drive, Suite 9

Melbourne, FL  32934

 (Address of Principal Executive Offices)

(321) 610-7959

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2015, we entered into a Consulting Agreement with Benchmark Advisory Partners LLC, a California limited liability company (“Benchmark”), which Consulting Agreement was adopted by our Board of Directors, effective July 30, 2015, whereby Benchmark agreed to provide financial consulting services and advice to the Company regarding various matters, including, but not limited to, introductions to various firms or entities that may be able to provide equity or debt financing for the Company; and introductions and advice about facilitation with legal counsel, auditors, accountants, transfer agents and investor relations firms.  The Consulting Agreement is for a term of six (6) months, and provides for $10,000 per month in cash compensation and the issuance of 100,000 shares of our common stock, which are comprised of “restricted securities” as defined in SEC Rule 144, all fully-paid and non-assessable on the date of the Consulting Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On July 10, 2015, with Board approval on July 14, 2015, and as amended on July 20, 2015, we accepted a Subscription Agreement for 8,000,000 shares of our common stock, comprised of “restricted securities,” at $0.25 per share, for an aggregate total of $2,000,000.  The Subscription Agreement was amended and increased from $1,250,000 to $2,000,000, resulting in the amended consent of the Board of Directors.

On July 19, 2015, with Board approval on July 20, 2015, we accepted an additional Subscription Agreement for 100,000 shares of our common stock, also comprised of “restricted securities,” at $0.25 per share, for an aggregate total of $25,000.

On July 25, 2015, with Board approval on that date: (i) we authorized the issuance of 500,000 shares of our common stock, 250,000 shares each, to two consultants, also comprised of “restricted securities” and valued at $0.25 per share, for services rendered in assisting our Chief Executive Officer in successfully procuring the Subscription Agreement of July 10, 2015, which is referenced above, for $2,000,000.  Each of these consultants is non-“U.S. Person” as that term is defined in SEC Regulation S; (ii) we authorized the issuance of 25,000 shares of our common stock, also comprised of “restricted securities” and valued at $0.25 per share, for consulting services provided to us regarding various parcels of real property for lease; (iii) we authorized the issuance of 1,000,000 shares of our common stock, also comprised of “restricted securities” and valued at $0.25 per share, for consulting services rendered regarding investor relations; and (iv) we authorized the issuance of 2,500,000 shares of our common stock, 1,500,000 to our CEO, Stephen J. Barber, and 1,000,000 to our Vice President and Secretary, Mark L. Meriwether, also comprised of “restricted securities” and at $0.25 per share, for services rendered in consideration of their assistance with our preparation of our planned Nasdaq Capital Markets filing.

On July 30, 2015, (i) we authorized the issuance of 100,000 shares of our common stock, to one consultant, also comprised of “restricted securities” and valued at $0.25 per share, as part of the Consulting Agreement with Benchmark described in Item 1.01 above; and (ii) we authorized the issuance of 100,000 shares of our common stock to Tami Lamkin Tharp, our CFO, also comprised of “restricted securities” and valued at $0.25 per share, as a performance bonus.

All of these shares were offered and sold in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, Rule 506(b) of SEC Regulation D or under SEC Regulation S, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Date:	July 30, 2015	By:	/s/ Mark L. Meriwether
Mark L. Meriwether
Vice President, Secretary and a Director

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